UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 14, 2020 (May 11, 2020)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street
Baltimore, MD 21202
(Address of principal executive offices, including zip code)

(410) 843-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC
Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Laureate Education, Inc. (the “Company”) was held on May 11, 2020. At the Annual Meeting, the stockholders voted on the following items:
Proposal 1: Election of Directors
Elected eleven (11) directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2021, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Brian F. Carroll	936,816,872	24,949,127	1,216,038
Andrew B. Cohen	923,231,392	38,534,607	1,216,038
William L. Cornog	923,310,177	38,455,822	1,216,038
Pedro del Corro	938,773,265	22,992,734	1,216,038
Michael J. Durham	932,231,970	29,534,029	1,216,038
Kenneth W. Freeman	938,685,134	23,080,865	1,216,038
George Muñoz	938,771,423	22,994,576	1,216,038
Dr. Judith Rodin	932,488,056	29,277,943	1,216,038
Eilif Serck-Hanssen	935,233,550	26,532,449	1,216,038
Ian K. Snow	930,381,727	31,384,272	1,216,038
Steven M. Taslitz	933,268,414	28,497,585	1,216,038

Proposal 2: Non-binding Advisory Vote on Executive Compensation (“Say-On-Pay”)
Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the Company’s Proxy Statement (“Say on Pay”) for the Annual Meeting. There were 956,888,965 votes cast for the proposal, 4,017,709 votes cast against the proposal, 859,325 abstentions and 1,216,038 broker non-votes.
Proposal 3: For Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm
Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. There were 961,666,112 votes cast for the appointment, 457,589 votes cast against the appointment, 858,336 abstentions and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Victoria Silbey
Name:	Victoria Silbey
Title:	Senior Vice President, Secretary, Chief Legal Officer and Chief Ethics & Compliance Officer

Date: May 14, 2020

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